Prospectus supplement dated November 3, 2021
to the following prospectus(es):
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Protection VUL - New York, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL and Waddell & Reed Accumulation VUL prospectuses dated May 1, 2021
Waddell & Reed Advisors Select Preferred (2.0) and Waddell & Reed Advisors Select Preferred NY (2.0) prospectuses dated May 1, 2019
Waddell & Reed Advisors Select Reserve Annuity prospectus dated May 1, 2016
Waddell & Reed Advisors Select Income Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The liquidation of the Ivy Variable Insurance Portfolios – Delaware Ivy Global Bond: Class II and Ivy Variable Insurance Portfolios – Delaware Ivy Government Money Market: Class II that was communicated in the October 13, 2021 supplement has been postponed until further notice.
As a result of the postponed liquidation, the following changes apply to the contract:
Effective November 12, 2021, the following underlying mutual fund will be available as an investment option under the contract:
•	Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II
The following underlying mutual funds are only available in contracts for which good order applications were received before September 30, 2021:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Global Bond: Class II
•	Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II
Effective November 15, 2021, the following underlying mutual funds will no longer be available to receive transfers or new purchase payments:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Global Bond: Class II
•	Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II
PROS-0626
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